Exhibit 99.1

Independent Accountants’ Agreed‑Upon Procedures Report

ExteNet Systems, LLC (the “Company”)
Barclays Capital Inc. (the “Structuring Agent”)
Deutsche Bank Securities Inc.
TD Securities (USA) LLC
Regions Securities LLC
BofA Securities, Inc.
First Citizens Capital Securities, LLC
ING Financial Markets LLC
Truist Securities, Inc.
CIBC World Markets Corp.
(together, the “Specified Parties”)

Re: ExteNet Issuer, LLC, Secured Distributed Network Revenue Notes, Series 2024-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Extenet DataTape (AsDec2023) vMaster(5.16.2024).xlsx” provided by the Company on May 16, 2024, containing information on 18,342 distributed network systems (“DNS”) projects (the “DNS Projects”) which comprise 137 unique DNS as of December 31, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by ExteNet Issuer, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, number of months, and dates were within $1.00, 0.1%, 1 month, and 1 day, respectively.

•
The term “Contract Documents” means the lease agreement and license agreement provided by the Company for each Sample DNS Projects (defined below). The Contract Documents were represented by the Company to be either the original Contract Documents or a copy of the original Contract Documents. We make no representation regarding the validity or accuracy of these documents or the execution of the documents by the obligor.

•
The term “Asset System Screenshots” means information provided by the Company containing supporting documentation from the Company’s asset system for the following specified attributes for each Sample DNS Project: AccountName, Adjusted Status Activity, Desc_State, Date_Contract Act, Q_Cash Esc MRR, Q_Esc Rate, Desc_Renewal Periods, Renewal Duration, Date_Rev Commencement, Date_Online, and Desc_Term Yrs (PT).

•
The term “Mapping Information” means an electronic data file entitled “Unique ID, Decom Date, Parent Account Mapping File.xlsx” provided by the Company on May 20, 2024, containing mapping information for the following specified attributes for each Sample DNS Project: Unique ID, Decom Date, and Parent Account.

•
The term “Tenant Rating Support” means an electronic data file entitled “Ratings Back-up (Source Bloomberg).xlsx” provided by the Structuring Agent on May 6, 2024, on behalf of the Company, containing tenant rating information for each Parent Account.

•	The term “Source Documents” means the Contract Documents, Asset System Screenshots, Mapping Information, and Tenant Rating Support.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.
The Structuring Agent, on behalf of the Company, randomly selected a sample of 100 DNS Projects from the Data File (the “Sample DNS Projects”). For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of DNS Projects randomly selected by the Structuring Agent from the Data File.

B.
For each Sample DNS Project, we compared or recomputed the specified attributes in the Data File listed in Exhibit A to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

2

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the DNS Projects, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the DNS Projects to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such DNS Projects being securitized, (iii) the compliance of the originator of the DNS Projects with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the DNS Projects that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
June 19, 2024

3

Exhibit A

Attribute	Source Documents / Instructions
ID_Project	Contract Documents
Unique ID	Mapping Information
AccountName	Contract Documents, Asset System Screenshots
Parent Account	Mapping Information
Adjusted Status Activity	Contract Documents, Asset System Screenshots
Desc_State	Contract Documents, Asset System Screenshots
Date_Contract Act	Contract Documents, Asset System Screenshots
Q_Cash Esc MRR	Contract Documents, Asset System Screenshots
Q_Esc Rate	Contract Documents, Asset System Screenshots
Current Term
Recompute using the following methodology:
(i)          Start Date = Date_Rev Commencement;
For Sample DNS Projects for which Date_Rev Commencement value is not populated, Start Date is equal to Date_Online;
(ii)          Current Term = Start Date + Desc_Term Yrs (PT) -1 day, when Desc_Term Yrs (PT) value is not zero
Current Term = Start Date + 120 months -1 day, when Desc_Term Yrs (PT) value is zero

For Sample DNS Project #2: Current Term = Date_Rev Commencement + Desc_Term Yrs (PT) -1 day + 12 * Renewal Duration * 2

For Sample DNS Project #8: Current Term = Date_Rev Commencement + Desc_Term Yrs (PT) -1 day + 12 * Renewal Duration

For Sample DNS Project #21, Current Term = Decom Date

A-1

Attribute	Source Documents / Instructions
Fully extended end date
Recompute using the following methodology:
Fully extended end date = Current Term + 12 * Renewal Duration* Min (Desc_Renewal Periods, 3), when Desc_Renewal Periods value is not zero

Fully extended end date = Current Term + 12 * Renewal Duration, when Desc_Renewal Periods value is zero

For Sample DNS Project #2: Fully extended end date = Current Term + 12 * Renewal Duration

For Sample DNS Project #8: Fully extended end date = Current Term + 12 * Renewal Duration

For Sample DNS Project #21, Fully extended end date = Decom Date

Desc_Renewal Periods	Contract Documents, Asset System Screenshots
Renewal Duration	Contract Documents, Asset System Screenshots
Date_Rev Commencement	Contract Documents, Asset System Screenshots For Sample DNS Projects for which Date_Rev Commencement value is not populated, Asset System Screenshots show value “NULL”
Date_Online	Contract Documents, Asset System Screenshots
Desc_Term Yrs (PT)	Contract Documents, Asset System Screenshots
Decom Date	Mapping Information
Tenant Rating	Tenant Rating Support

A-2